Exhibit 99.1

AMERUS GROUP CO.
STOCK OPTION AGREEMENT
FOR EMPLOYEES

          AmerUs Group Co., an Iowa Corporation (The “Company”), hereby grants to <Employee Name> (the “Optionee”) as of February 11, 2005 (the “Option Date”), pursuant to the provisions of the AmerUs Group Co. 2003 Stock Incentive Plan (the “Plan”), a non-qualified option to purchase from the Company <# of Shares> shares of its Common Stock, no par value (“Stock”), at the price of $                     per share upon and subject to the terms and conditions set forth below (the “Option”). Capitalized terms not defined herein shall have the meanings specified in the Plan. References to employment by the Company shall also mean employment by a Subsidiary of the Company.

          1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless the Optionee shall accept this Agreement by executing it in the space provided below and returning such original execution copy to the Company.

          2. Time and Manner of Exercise of Option.

          2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the tenth anniversary of the Option Date (the “Expiration Date”).

          2.2. Vesting. Except as otherwise provided herein, the Option shall vest as it becomes exercisable in accordance with Section 2.3.

          2.3. Exercise of Option. (a) Except as otherwise provided herein, the Option shall become exercisable (i) on the first anniversary of the Option Date with respect to one-fifth of the number of shares of Stock subject to the Option, (ii) on the second anniversary of the Option Date with respect to an additional one-fifth of the number of shares of Stock subject to the Option, (iii)on the third anniversary of the Option Date with respect to an additional one-fifth of the number of shares of Stock subject to the Option, (iv) on the fourth anniversary of the Option Date with respect to an additional one-fifth of the number of shares of Stock subject to the Option and (v) on the fifth anniversary of the Option Date with respect to the remaining one-fifth of the shares of Stock subject to the Option on the Option Date.

          (b) If the Optionee’s employment with the Company terminates by reason of Disability, the Option shall vest in full and may thereafter be exercised by the Optionee or the Optionee’s Legal Representative until and including the earliest to occur of (i) the date which is one year after the effective date of the Optionee’s termination of employment and (ii) the Expiration Date.

          (c) If the Optionee’s employment with the Company terminates by reason of Retirement, the Option shall continue to vest and become exercisable using the same vesting and exercisability schedules identified above and vested Options may thereafter be exercised by the Optionee or the Optionee’s Legal Representative until and including the earliest to occur of (i) the date which is one year after the effective date of the Optionee’s termination of employment and (ii) the Expiration Date. If Retirement is at age 65 or older all Options shall vest and be exercisable in full and may thereafter be exercised by the Optionee or the Optionee’s Legal Representative until and including the Expiration Date.

          (d) If the Optionee’s employment with the Company terminates by reason of death, the Option shall vest in full and may thereafter be exercised by the Optionee’s Legal Representative until and including the earliest to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

          (e) If the Optionee’s employment with the Company terminates without Cause for any reason other than Disability, Retirement or death, the Option shall be vested and exercisable only to the extent it is vested and exercisable on the effective date of the Optionee’s termination of employment and may thereafter be exercised by the Optionee until and including the earliest to occur of (i) the date which is three months after the effective date of the Optionee’s termination of employment and (ii) the Expiration Date.

          (f) If the Optionee’s employment with the Company, any Subsidiary or any Affiliate is terminated for Cause, the Option, if unvested, shall terminate automatically on the effective date of the Optionee’s termination of employment. To the extent the Option is vested prior to termination for Cause, it may be exercised by the Optionee until and including the earliest to occur of (i) the date which is three months after the effective date of the Optionee’s termination of employment and (ii) the Expiration Date.

          (g) If the Optionee dies during the period set forth in Section 2.3(e) following termination of employment without Cause for any reason other than Disability or Retirement, then the Option shall be exercisable only to the extent it is exercisable on the date of death and may thereafter be exercised by the Optionee’s Legal Representative until and including the earliest to occur of (i) the date which is six (6) months after the date of death and (ii) the Expiration Date.

          (h) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full upon the occurrence of a Change of Control for a period until the expiration date.

          2.4. Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised by the Optionee (1) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and accompanied by payment therefore in full of the purchase price (i) either in cash or by check, (ii) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of unrestricted Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and in each case for which the Optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, as determined by the Committee as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) by delivery (either actual delivery or by attestation procedures established by the Company) of Restricted Stock Awards having an aggregate Fair Market Value, as determined by the Committee as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise; provided, that if payment is made by Restricted Stock Award the shares of Stock received upon exercise of such Option shall be restricted in accordance with the original Restricted Stock Award (except that the Committee may direct that the foregoing shall apply only to that number of shares of Stock equal to the number of Restricted Stock Award shares surrendered), or (iv) a combination of (i), (ii) and (iii), and (2) by executing such documents as the Company may reasonably request. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefore has been paid.

          2.5. Termination of Option. (a) In no event may the Option be exercised after it terminates as set forth in this Section 2.5. The Option shall terminate, to the extent not exercised pursuant to Section 2.4 or earlier terminated pursuant to Section 2.3, on the Expiration Date.

          (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, canceled or forfeited, the Optionee shall, upon the Company’s request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Optionee returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee’s delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, canceled or forfeited or (ii) issue to the Optionee a substitute option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

          3. Additional Terms and Conditions of Option.

          3.1. Nontransferability of Option. Except to the extent provided below, the Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. During the Optionee’s lifetime the Option is exercisable only by the Optionee or the Optionee’s Legal Representative. Except to the extent permitted by the foregoing sentences or as provided below, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Except as provided herein, upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void. The Optionee may transfer any Options (the “Transferred Options”) to certain family members (including any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests) by way of gift or domestic relations order. Following a transfer permitted by the prior sentence, such transferee may exercise the Transferred Options to the same extent and in the same manner as the Optionee could have exercised such Transferred Options. Any transfers for value are, however, not permitted.

          3.2. Withholding Taxes. (a) As a condition precedent to the delivery of Stock upon exercise of the Option, the Optionee shall, upon request by the Company, pay in cash or by check to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payment”) with respect to such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

          (b) The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a payment in cash or by check to the Company pursuant to Section 3.2(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and in each case for which the Optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, as determined by the Committee as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the “Tax Date”), equal to the Required Tax Payments, (3) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered to the Optionee upon exercise of the Option having an aggregate Fair Market Value, as determined by the Committee as of the Tax Date, equal to the Required Tax Payments, or (4) any combination of (1), (2) and (3). Notwithstanding the foregoing, the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(4). Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

          3.3. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be adjusted by the Committee as provided in the Plan without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i)

the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value as determined by the Committee on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

          3.4. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition or, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

          3.5. Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 3.2.

          3.6. Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares; and the Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

          3.7. Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company or any Subsidiary or Affiliate of the Company.

          3.8. Decisions of Board or Committee. The Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

          3.9. Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

          3.10. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

          4. Miscellaneous Provisions.

          4.1. Designation as Nonqualified Stock Option. The Option is hereby designated as not constituting an “incentive stock option” within meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); this Agreement shall be interpreted and treated consistently with such designation.

          4.2. Meaning of Certain Terms. (a) As used herein, employment by the Company shall include employment by a corporation which is a “subsidiary corporation” of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

          (b) As used herein, the term “Legal Representative” shall include an executor, administrator, legal representative, guardian or similar person.

          4.3. Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

          4.4. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to AmerUs Group Co., Attention: James A. Smallenberger, and if to the Optionee, to 0. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mail to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          4.5. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflict of laws.

          4.6. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

          4.7. Construction. In the event of any inconsistency between this Agreement and the Plan, the Plan shall govern.

          4.8. Definition of Change of Control.

          “Change of Control” shall mean any of the following events: (a) any “Person” (as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934 (“Exchange Act”) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) other than a Subsidiary of the Company (for purposes of this definition only, “Subsidiary” shall mean each of those Persons of which another Person, directly or indirectly through one or more Subsidiaries, owns beneficially securities having more than 25% of the voting power in the election of directors (or Persons fulfilling similar functions or duties) of the owned Person (without giving effect to any contingent voting rights)) or any employee benefit plan (or any related trust) of the Company or a Subsidiary of the Company, becomes the beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act) of (1) 25% or more of the common stock of the Company or (2) securities of the Company that are entitled to vote generally in the election of directors of the Company (“Voting Securities”) representing 25% or more of the combined voting power of all Voting Securities of the Company; (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or (c) there is consummated a merger, reorganization or consolidation involving the Company or any direct or indirect Subsidiary of the Company and any other corporation or other entity, other than a merger, reorganization or consolidation which results in the common stock and Voting Securities of the Company outstanding immediately prior to such merger, reorganization or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60%, respectively, of the common stock and combined voting power of the Voting Securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, reorganization or consolidation, or (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Accepted this ___day of ___, 2005	AMERUS GROUP CO.

By:

Thomas C. Godlasky
President & COO